UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 9/9/2014

CDI Corp.
(Exact name of registrant as specified in its charter)

Commission file number: 001-05519

Pennsylvania (State of incorporation)	23-2394430 (I.R.S. Employer Identification Number)

1717 Arch Street, 35th Floor, Philadelphia, PA 19103-2768 (Address of principal executive offices, including zip code)

(215) 569-2200 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Scott J. Freidheim

CDI Corp. (“CDI” or “the Company”) announced in August 2014 that Scott J. Freidheim will become the Chief Executive Officer of the Company effective September 15, 2014. On August 12, 2014, CDI and Mr. Freidheim executed a Summary of Key Terms relating to an employment agreement that would be entered into prior to Mr. Freidheim’s start date as the CEO of the Company. On August 18, 2014, CDI filed a Form 8-K which contained a brief description of certain significant provisions in that document, including the material compensation Mr. Freidheim will receive. A copy of the Summary of Key Terms was attached as an exhibit to that Form 8-K.

CDI and Mr. Freidheim entered into an Employment Agreement dated September 10, 2014. The Non-Qualified Option Agreement (in the form attached as Exhibit B to the Employment Agreement), the Time-Vested Deferred Stock Agreement (in the form attached as Exhibit C to the Employment Agreement) and the 2014 Performance Units Award Agreement (in the form attached as Exhibit D to the Employment Agreement) are expected to be signed on September 15, 2014. A copy of the Employment Agreement (including its exhibits) is filed as Exhibit 10.1 hereto and is incorporated by reference in this Form 8-K. The Employment Agreement (including its exhibits) reflects the terms and conditions which were set forth in the Summary of Key Terms, except that the Company and Mr. Freidheim agreed that his six months of temporary housing reimbursements will commence as of August 1, 2014. For a description of the material terms of the Employment Agreement (including its exhibits), see the description of the Summary of Key Terms which was contained in the Form 8-K filed by the Company on August 18, 2014. This description is qualified in its entirety by reference to the full text of the Employment Agreement (including its exhibits) which is attached as Exhibit 10.1 hereto.

Bonus to Interim CEO

Robert M. Larney, the Company’s Chief Financial Officer, has served as Interim CEO from March 30, 2014 until September 15, 2014. On September 9, 2014, in recognition of the additional responsibilities assumed by Mr. Larney as the Interim CEO, the Compensation Committee of the CDI Board of Directors approved a $200,000 cash bonus to Mr. Larney. This bonus is expected to be paid in September 2014.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employment Agreement between CDI Corp. and Scott J. Freidheim dated as of September 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDI CORP.
(Registrant)

By: /s/ Brian D. Short
Brian D. Short
Senior Vice President, Chief Administrative Officer and General Counsel

Date: September 15, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between CDI Corp. and Scott J. Freidheim dated as of September 10, 2014